UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23859

Advisor Managed Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Russell B. Simon

Advisor Managed Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7395

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

Bramshill Income Performance Fund
Institutional Class | BRMSX
Annual Shareholder Report | March 31, 2025
This annual shareholder report contains important information about the Bramshill Income Performance Fund for the period of April 1, 2024, to March 31, 2025. You can find additional information about the Fund at https://www.bramshillfunds.com. You can also request this information by contacting us at 877-272-6718.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$110	1.08%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the 12-month period ending March 31, 2025, the fund underperformed its benchmark, the Bloomberg US Aggregate Bond Index.
WHAT FACTORS INFLUENCED PERFORMANCE
The underperformance relative to the benchmark was primarily driven by curve positioning, as the fund was heavily weighted towards longer-dated maturities compared to the benchmark. The second driver of performance was related to spread widening in our longer-dated corporate bond allocation.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (04/11/2016)
Institutional Class (without sales charge)	3.21	4.75	3.19
Bloomberg US Aggregate Bond Index	4.88	-0.40	1.37
Visit https://www.bramshillfunds.com for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Bramshill Income Performance Fund	PAGE 1	TSR-AR-00777X868

KEY FUND STATISTICS (as of March 31, 2025)

Net Assets	$1,072,514,759
Number of Holdings	97
Net Advisory Fee	$8,147,261
Portfolio Turnover	48%
Average Credit Quality	A-
Effective Duration	8.8 yrs
Visit https://www.bramshillfunds.com for more recent performance information.
WHAT DID THE FUND INVEST IN? (% of net assets as of March 31, 2025)

Top Holdings *	(%)
United States Treasury Note/Bond	12.0%
United States Treasury Bill	5.8%
United States Treasury Bill	3.7%
JPMorgan Ultra-Short Income ETF	3.7%
United States Treasury Note/Bond	3.5%
BP Capital Markets PLC	3.1%
iShares 20+ Year Treasury Bond ETF	2.8%
iShares Short Duration Bond Active ETF	2.7%
Sempra Energy Depositary Shares	2.5%
United States Treasury Note/Bond	2.5%

Security Type	(%)
Corporate Bonds	33.5%
Preferred Stocks	20.5%
U.S. Treasury Securities	20.3%
Exchange Traded Funds	12.3%
U.S. Treasury Bills	9.4%
Investments Purchased with Proceeds from Securities Lending	4.2%
Closed-End Funds	1.8%
Money Market Funds	1.5%
Open-End Funds	0.4%
Purchased Options	0.3%
Cash & Other	-4.2%
*	Excludes collateral received for securities on loan.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.bramshillfunds.com.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Bramshill Investments, LLC documents not be householded, please contact Bramshill Investments, LLC at 877-272-6718, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Bramshill Investments, LLC or your financial intermediary.
Bramshill Income Performance Fund	PAGE 2	TSR-AR-00777X868

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(1)	File: A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian S. Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	Cohen & Company, Ltd.
	FYE 3/31/2025	FYE 3/31/2024
(a) Audit Fees	$22,000	$22,000
(b) Audit-Related Fees	None	None
(c) Tax Fees	$3,100	$3,100
(d) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) During the audit of the registrant’s financial statements, all of the hours were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.
(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

BRAMSHILL INCOME PERFORMANCE FUND
Annual Financial Statements
March 31, 2025

BRAMSHILL INCOME PERFORMANCE FUND
SCHEDULE OF INVESTMENTS
March 31, 2025

	Par	Value
CORPORATE BONDS - 33.5%
Aerospace/Defense - 0.6%
RTX Corp., 3.03%, 03/15/2052	$10,189,000	$6,465,854
Diversified Banking Instruments - 8.2%
Bank of America Corp.
1.20% to 10/24/2025 then SOFR + 1.01%, 10/24/2026	25,032,000	24,557,468
5.08% to 01/20/2026 then SOFR + 1.29%, 01/20/2027	13,111,000	13,157,866
1.73% to 07/22/2026 then SOFR + 0.96%, 07/22/2027	9,327,000	8,989,561
Citigroup, Inc., 3.11% to 04/08/2025 then SOFR + 2.84%, 04/08/2026	9,707,000	9,703,813
Goldman Sachs Group, Inc., 1.09% to 12/09/2025 then SOFR + 0.79%, 12/09/2026	8,729,000	8,519,113
JPMorgan Chase & Co.
1.04% to 02/04/2026 then 3 mo. Term SOFR + 0.70%, 02/04/2027	20,000,000	19,416,533
1.58% to 04/22/2026 then SOFR + 0.89%, 04/22/2027	3,500,000	3,393,836
		87,738,190
E-Commerce/Products - 0.3%
Alibaba Group Holding Ltd., 3.15%, 02/09/2051	5,052,000	3,327,660
Electric-Integrated - 6.0%
Dominion Energy, Inc.
7.00% to 06/01/2034 then 5 yr. CMT Rate + 2.51%, 06/01/2054	7,109,000	7,489,722
6.88% to 02/01/2030 then 5 yr. CMT Rate + 2.39%, 02/01/2055	15,019,000	15,537,249
Nevada Power Co., 6.25% to 05/15/2030 then 5 yr. CMT Rate + 1.94%, 05/15/2055	2,618,000	2,603,485
NextEra Energy Capital Holdings, Inc.
6.38% to 08/15/2030 then 5 yr. CMT Rate + 2.05%, 08/15/2055	9,513,000	9,545,820
6.50% to 08/15/2035 then 5 yr. CMT Rate + 1.98%, 08/15/2055	10,131,000	10,246,169
Southern Co., 6.38% to 03/15/2035 then 5 yr. CMT Rate + 2.07%, 03/15/2055	18,778,000	19,310,732
		64,733,177
Energy - 1.1%
Berkshire Hathaway Energy Co., 2.85%, 05/15/2051	5,929,000	3,622,787
BP Capital Markets America, Inc., 3.00%, 03/17/2052	6,073,000	3,834,795
Valero Energy Corp., 3.65%, 12/01/2051	7,184,000	4,836,974
		12,294,556

	Par	Value
Finance-Auto Loans - 0.9%
Ally Financial, Inc., 6.65% to 01/17/2035 then 5 yr. CMT Rate + 2.45%, 01/17/2040	$10,227,000	$9,882,677
Financials - 2.0%
Barclays PLC, 3.33% to 11/24/2041 then 1 yr. CMT Rate + 1.30%, 11/24/2042	2,946,000	2,145,733
Goldman Sachs Group, Inc., 3.21% to 04/22/2041 then SOFR + 1.51%, 04/22/2042	6,738,000	4,955,455
Morgan Stanley, 2.48% to 09/16/2031 then SOFR + 1.36%, 09/16/2036	9,971,000	8,252,393
Nasdaq, Inc., 3.25%, 04/28/2050	9,809,000	6,578,570
		21,932,151
Insurance - 1.8%
Arch Capital Group Ltd., 3.64%, 06/30/2050	7,612,000	5,515,004
Athene Holding Ltd., 3.95%, 05/25/2051	10,887,000	7,771,328
Reinsurance Group of America, Inc.
7.13% to 10/15/2027 then 5 yr. CMT Rate + 3.46%, 10/15/2052	223,635	5,751,892
5.75% to 06/15/2026 then 3 mo. LIBOR US + 4.04%, 06/15/2056(a)	5,330	131,171
		19,169,395
Manufacturing - 1.5%
LYB International Finance III LLC, 3.63%, 04/01/2051	13,050,000	8,714,732
Micron Technology, Inc., 3.48%, 11/01/2051	11,327,000	7,675,476
		16,390,208
Media - 0.7%
Charter Communications Operating LLC, 3.50%, 06/01/2041	10,073,000	6,959,305
Oil Companies -Exploration & Production - 0.4%
Occidental Petroleum Corp.
4.50%, 07/15/2044	2,492,000	1,869,783
4.10%, 02/15/2047	3,450,000	2,373,180
		4,242,963
Pharmaceuticals - 0.7%
Biogen, Inc., 3.15%, 05/01/2050	11,813,000	7,426,496
Pipelines - 1.5%
Enbridge, Inc., 8.50% to 01/15/2034 then 5 yr. CMT Rate + 4.43%, 01/15/2084	3,395,000	3,747,795
Kinder Morgan, Inc., 3.25%, 08/01/2050	8,308,000	5,319,923
Williams Cos., Inc., 3.50%, 10/15/2051	10,318,000	7,055,340
		16,123,058
Private Equity - 0.1%
Carlyle Finance LLC, 4.63%, 05/15/2061	58,799	1,023,103

The accompanying notes are an integral part of these financial statements.

1

BRAMSHILL INCOME PERFORMANCE FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
Real Estate Investment Trust - 2.9%
American Tower Corp., 2.95%, 01/15/2051	$6,938,000	$4,363,692
Rithm Capital Corp., 8.00%, 04/01/2029(b)	19,539,000	19,444,906
Simon Property Group LP, 3.25%, 09/13/2049	10,388,000	6,968,353
		30,776,951
Retail - 0.8%
Macy’s Retail Holdings LLC, 4.30%, 02/15/2043	3,458,000	2,215,050
Starbucks Corp., 3.50%, 11/15/2050	9,555,000	6,634,716
		8,849,766
Software & Services - 1.4%
Oracle Corp.
3.60%, 04/01/2040	9,907,000	7,765,795
3.85%, 04/01/2060	9,804,000	6,703,582
		14,469,377
Telecommunication Service - 0.7%
Verizon Communications, Inc., 2.88%, 11/20/2050	11,408,000	7,075,262
Utilities - 1.9%
American Electric Power Co., Inc., 3.25%, 03/01/2050	6,962,000	4,535,316
Duke Energy Corp., 3.30%, 06/15/2041	11,745,000	8,672,502
Pacific Gas and Electric Co., 3.50%, 08/01/2050	10,220,000	6,776,426
		19,984,244
TOTAL CORPORATE BONDS (Cost $355,992,735)		358,864,393
	Shares
PREFERRED STOCKS - 20.5%
Banks - 1.7%
Bank of New York Mellon Corp. Depositary Shares, 4.70% to 09/20/2025 then 5 yr. CMT Rate + 4.36%, Perpetual	4,432,000	4,419,940
Citigroup, Inc. Depositary Shares, 4.00% to 12/10/2025 then 5 yr. CMT Rate + 3.60%, Perpetual	6,666,000	6,578,753
Regions Financial Corp. Depositary Shares, 5.75% to 09/15/2025 then 5 yr. CMT Rate + 5.43%, Perpetual	7,478,000	7,455,809
		18,454,502
Diversified Banking Instruments - 1.3%
Bank of America Corp. Depositary Shares, 6.30% to 03/10/2026 then 3 mo. Term SOFR + 4.81%, Perpetual	4,679,000	4,745,185
Citigroup, Inc. Depositary Shares, 7.00% to 08/15/2034 then 10 yr. CMT Rate + 2.76%, Perpetual	4,922,000	5,117,104

	Shares	Value
Goldman Sachs Group, Inc. Depositary Shares, 7.38% to 08/10/2029 then 5 yr. CMT Rate + 3.62%, Perpetual	3,728,000	$3,752,911
		13,615,200
Energy - 4.9%
BP Capital Markets PLC, 4.88% to 06/22/2030 then 5 yr. CMT Rate + 4.40%, Perpetual	34,657,000	33,255,045
Edison International Depositary Shares, 5.38% to 03/15/2026 then 5 yr. CMT Rate + 4.70%, Perpetual	20,510,000	19,563,623
		52,818,668
Financials - 2.3%
Ally Financial, Inc. Depositary Shares, 4.70% to 05/15/2028 then H157 yr. CMT Rate + 3.48%, Perpetual	21,449,000	18,502,969
UBS Group AG, 9.25% to 11/13/2028 then 5 yr. CMT Rate + 4.75%, Perpetual(b)	1,977,000	2,152,044
Virtus Convertible & Income Fund, Series A, 5.63%, Perpetual	155,747	3,426,434
Virtus Convertible & Income Fund II, 5.50%, Perpetual	7,743	166,010
		24,247,457
Insurance - 2.7%
Allstate Corp. Depositary Shares, Series J, 7.38%, Perpetual	178,012	4,658,574
Lincoln National Corp. Depositary Shares
9.25% to 3/1/2028 then 5 yr. CMT Rate + 5.32%, Perpetual	13,551,000	14,595,660
Series D, 9.00%, Perpetual	375,950	10,000,270
		29,254,504
Investment Companies - 1.3%
Brookfield Oaktree Holdings LLC
Series A, 6.63%, Perpetual	197,950	4,267,802
Series B, 6.55%, Perpetual	464,808	9,654,062
		13,921,864
Pipelines - 0.8%
Enbridge, Inc.
Series 5, 6.68% to 3/1/2029 then 5 yr. CMT Rate + 2.82%, Perpetual	99,883	2,393,696
Series L, 5.86% to 9/1/2027 then 5 yr. CMT Rate + 3.15%, Perpetual	69,467	1,597,741
Energy Transfer LP Depositary Shares, 7.13% to 05/15/2030 then 5 yr. CMT Rate + 5.31%, Perpetual	4,175,000	4,229,567
		8,221,004
Real Estate Investment Trust - 2.6%
AGNC Investment Corp. Depositary Shares
Series C, 9.67% (3 mo. Term SOFR + 5.37%), Perpetual	60,862	1,586,672
Series F, 6.13% to 4/15/2025 then 3 mo. Term SOFR US + 4.70%, Perpetual(a)	620,510	15,674,083

The accompanying notes are an integral part of these financial statements.

2

BRAMSHILL INCOME PERFORMANCE FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)

	Shares	Value
PREFERRED STOCKS - (Continued)
Real Estate Investment Trust - (Continued)
Annaly Capital Management, Inc., Series I, 9.54% (3 mo. Term SOFR + 5.25%), Perpetual	420,966	$10,747,262
		28,008,017
Utilities - 2.9%
Brookfield Renewable Partners LP, Series 17, 5.25%, Perpetual	273,839	4,835,997
Sempra Energy Depositary Shares, 4.88% to 10/15/2025 then 5 yr. CMT Rate + 4.55%, Perpetual	26,646,000	26,432,248
		31,268,245
TOTAL PREFERRED STOCKS (Cost $227,130,963)		219,809,461
U.S. TREASURY SECURITIES - 20.3%
United States Treasury Note/Bond
1.25%, 05/15/2050	52,232,000	25,801,792
1.38%, 08/15/2050	51,867,000	26,292,112
1.63%, 11/15/2050	69,394,000	37,574,411
4.13%, 08/15/2053	140,030,000	128,433,765
TOTAL U.S. TREASURY SECURITIES (Cost $224,429,976)		218,102,080
EXCHANGE TRADED FUNDS - 12.3%
First Trust Enhanced Short Maturity ETF	438	26,210
First Trust TCW Opportunistic Fixed Income ETF(c)	34,500	1,512,480
First Trust TCW Unconstrained Plus Bond ETF	60,000	1,485,000
Invesco Senior Loan ETF(c)	90,000	1,863,000
iShares 0-5 Year High Yield Corporate Bond ETF	153,144	6,511,683
iShares 0-5 Year Investment Grade Corporate Bond ETF	130,563	6,564,708
iShares 20+ Year Treasury Bond ETF	331,315	30,159,604
iShares Short Duration Bond Active ETF	571,011	29,047,330
JPMorgan Ultra-Short Income ETF	780,797	39,531,752
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	105,988	10,664,512
SPDR Blackstone Senior Loan ETF	36,000	1,480,680
Vanguard Long-Term Corporate Bond ETF	41,519	3,151,707
TOTAL EXCHANGE TRADED FUNDS (Cost $131,485,320)		131,998,666
CLOSED-END FUNDS - 1.8%
Nuveen AMT-Free Quality Municipal Income Fund	863,698	9,673,418
Nuveen Quality Municipal Income Fund	842,946	9,710,738
TOTAL CLOSED-END FUNDS (Cost $18,438,608)		19,384,156

	Shares	Value
OPEN-END FUNDS - 0.4%
Equable Shares Hedged Equity Fund - Class Institutional	314,706	$4,286,295
TOTAL OPEN-END FUNDS (Cost $3,859,637)		4,286,295

	Notional Amount	Contracts
PURCHASED OPTIONS - 0.3%(d)
Call Options - 0.3%
iShares 20+ Year Treasury Bond ETF, Expiration: 05/16/2025; Exercise Price: $89.00(e)(f)	$91,030,000	10,000	3,025,000
TOTAL PURCHASED OPTIONS (Cost $1,989,169)			3,025,000

	Shares
SHORT-TERM INVESTMENTS - 15.1%
Investments Purchased with Proceeds from Securities Lending - 4.2%
First American Government Obligations Fund - Class X, 4.27%(g)	44,660,275	44,660,275
Money Market Funds - 1.5%
First American Government Obligations Fund - Class X, 4.27%(g)	15,831,024	15,831,024
	Par
U.S. Treasury Bills - 9.4%
4.27%, 04/17/2025(h)	$62,000,000	61,883,041
4.26%, 04/29/2025(c)(h)	40,000,000	39,868,244
		101,751,285
TOTAL SHORT-TERM INVESTMENTS (Cost $162,243,121)		162,242,584
TOTAL INVESTMENTS - 104.2% (Cost $1,125,569,529)		$1,117,712,635
Liabilities in Excess of Other Assets - (4.2)%		(45,197,876)
TOTAL NET ASSETS - 100.0%		$1,072,514,759

Percentages are stated as a percent of net assets.
AMT - Alternative Minimum Tax
CMT - Constant Maturity Treasury
LIBOR - London Interbank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate
(a)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
The accompanying notes are an integral part of these financial statements.

3

BRAMSHILL INCOME PERFORMANCE FUND
SCHEDULE OF INVESTMENTS
March 31, 2025(Continued)
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $21,596,950 or 2.0% of the Fund’s net assets.

(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $42,950,176 which represented 4.0% of net assets.
(d)	Non-income producing security.
(e)	Exchange-traded.
(f)	100 shares per contract.
(g)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(h)	The rate shown is the annualized effective yield as of March 31, 2025.
The accompanying notes are an integral part of these financial statements.

4

BRAMSHILL INCOME PERFORMANCE FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS:
Investments, at value	$1,117,712,635*
Interest receivable	7,894,059
Receivable for investments sold	2,394,707
Receivable for fund shares sold	816,651
Dividends receivable	221,139
Deposit at broker for other investments	172,322
Security lending income receivable	3,178
Prepaid expenses and other assets	29,325
Total assets	1,129,244,016
LIABILITIES:
Payable upon return of securities loaned	44,660,275
Payable for capital shares redeemed	6,924,015
Payable for investments purchased	3,318,243
Distributions payable	680,775
Payable to advisor	678,199
Payable for distribution and shareholder servicing fees	169,049
Payable for fund administration and accounting fees	137,627
Payable for transfer agent fees and expenses	40,058
Payable for custodian fees	11,164
Payable for compliance fees	3,120
Payable for expenses and other liabilities	106,732
Total liabilities	56,729,257
NET ASSETS	$ 1,072,514,759
Net Assets Consists of:
Paid-in capital	$1,123,644,355
Accumulated losses	(51,129,596)
Total net assets	$ 1,072,514,759
Institutional Class
Net assets	$1,072,514,759
Shares issued and outstanding(a)	110,365,878
Net asset value per share	$9.72
Cost:
Investments, at cost	$1,125,569,529
Loaned Securities:
at value (included in investments)*	$42,950,176

(a)	Unlimited shares authorized without par value.
The accompanying notes are an integral part of these financial statements.

5

BRAMSHILL INCOME PERFORMANCE FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

INVESTMENT INCOME:
Dividend income	$10,802,139
Less: Dividend withholding taxes	(40,292)
Interest income	40,277,739
Securities lending income - net	96,958
Total investment income	51,136,544
EXPENSES:
Investment advisory fee	8,147,261
Shareholder service costs - Institutional Class	896,734
Fund administration and accounting fees	740,031
Transfer agent fees	235,350
Federal and state registration fees	75,568
Reports to shareholders	68,206
Custodian fees	64,207
Legal fees	33,785
Audit fees	25,093
Compliance fees	18,331
Trustees’ fees	15,975
Other expenses and fees	25,034
Total expenses	10,345,575
Net investment income	40,790,969
REALIZED AND UNREALIZED LOSS
Net realized loss from:
Investments	(7,512,493)
Swap contracts	(2,257)
Net realized loss	(7,514,750)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,260,364)
Net change in unrealized appreciation (depreciation)	(4,260,364)
Net realized and unrealized loss	(11,775,114)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,015,855

The accompanying notes are an integral part of these financial statements.

6

Bramshill Income Performance Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2025	Year Ended March 31, 2024
OPERATIONS:
Net investment income	$40,790,969	$33,673,884
Net realized loss	(7,514,750)	(24,940,284)
Net change in unrealized appreciation (depreciation)	(4,260,364)	47,919,713
Net increase in net assets from operations	29,015,855	56,653,313
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings - Institutional Class	(41,212,232)	(33,793,754)
From return of capital - Institutional Class	(160,631)	—
Total distributions to shareholders	(41,372,863)	(33,793,754)
CAPITAL TRANSACTIONS:
Subscriptions - Institutional Class	457,077,065	339,719,470
Reinvestments - Institutional Class	33,758,746	26,998,292
Redemptions - Institutional Class	(236,424,126)	(316,327,173)
Net increase in net assets from capital transactions	254,411,685	50,390,589
NET INCREASE IN NET ASSETS	242,054,677	73,250,148
NET ASSETS:
Beginning of the year	830,460,082	757,209,934
End of the year	$ 1,072,514,759	$830,460,082
SHARE TRANSACTIONS
Subscriptions - Institutional Class	46,578,885	35,422,854
Reinvestments - Institutional Class	3,448,349	2,821,871
Redemptions - Institutional Class	(24,179,640)	(33,198,673)
Total increase in shares outstanding	25,847,594	5,046,052

The accompanying notes are an integral part of these financial statements.

7

Bramshill Income Performance Fund
Financial Highlights
Institutional Class

	Year Ended March 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.83	$9.53	$9.94	$10.34	$9.20
INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.42	0.44	0.30	0.21	0.33
Net realized and unrealized gain (loss) on investments(c)	(0.11)	0.30	(0.41)	(0.38)	1.17
Total from investment operations	0.31	0.74	(0.11)	(0.17)	1.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.44)	(0.30)	(0.21)	(0.34)
Return of capital	—(d)	—	—	(0.02)	(0.02)
Total distributions	(0.42)	(0.44)	(0.30)	(0.23)	(0.36)
Net asset value, end of year	$9.72	$9.83	$9.53	$9.94	$10.34
Total return	3.21%	7.97%	(1.09)%	(1.72)%	16.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$1,072,515	$830,460	$757,210	$897,372	$771,520
Ratio of expenses to average net assets:
Before expense reimbursement/ recoupment(e)	1.08%	1.06%	1.14%	1.07%	1.04%
After expense reimbursement/ recoupment(e)	1.08%	1.06%	1.14%	1.07%	1.04%
Ratio of dividends and interest expense to average net assets(e)	—%	—%	0.11%	0.06%	—%
Ratio of operational expenses to average net assets excluding dividends and interest expense(e)	1.08%	1.06%	1.03%	1.01%	1.04%
Ratio of net investment income (loss) to average net assets(e)	4.26%	4.56%	3.04%	2.01%	3.27%
Portfolio turnover rate	48%	57%	69%	55%	83%

(a)	Net investment income per share has been calculated based on average shares outstanding during the year.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Amount represents less than $0.005.
(e)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

8

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025
Note 1 – Organization
Bramshill Income Performance Fund (the “Fund”) is a diversified series of Advisor Managed Portfolios (the “Trust”). The Trust was organized on February 16, 2023, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Advisor”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.
The Fund is the successor to the Bramshill Income Performance Fund (the “Predecessor Fund”), a series of Trust for Advised Portfolios. The Predecessor Fund reorganized into the Fund on January 19, 2024 (the “AMP Reorganization”).
•	The AMP Reorganization was accomplished by a tax-free exchange of shares of the Fund for shares of the Predecessor Fund of equivalent aggregate net asset value.
•
Fees and expenses incurred to affect the AMP Reorganization were borne by the Trust’s Administrator. The management fee of the Fund does not exceed the management fee of the Predecessor fund. The AMP Reorganization did not result in a material change to the Fund’s investment portfolio and there are no material differences in accounting policies of the Fund and the Predecessor fund.

•	The Fund adopted the performance history of the Predecessor Fund.
Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.
(A)
Securities Valuation – The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used. Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”). Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. The Board has designated the Advisor as the valuation designee of the Fund. In its capacity as valuation designee, the Advisor has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.
Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
Credit Default Swaps (CDS) are valued using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy.

9

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
Open-end funds issued by Investment Companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:
Level 1 –
unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 –
observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2025:

Description	Level 1	Level 2	Level 3	Total
Assets:
Investments
Corporate Bonds	$—	$358,864,393	$ —	$358,864,393
Preferred Stocks	66,614,907	153,194,554	—	219,809,461
U.S. Treasury Securities	—	218,102,080	—	218,102,080
Exchange-Traded Funds	131,998,666	—	—	131,998,666
Closed-End Funds	19,384,156	—	—	19,384,156
Open-End Funds	4,286,295	—	—	4,286,295
Purchased Options	—	3,025,000	—	3,025,000
Investments Purchased with Proceeds from Securities Lending	44,660,275	—	—	44,660,275
Money Market Funds	15,831,024	—	—	15,831,024
U.S. Treasury Bills	—	101,751,285	—	101,751,285
Total Investments	$282,775,323	$834,937,312	$—	$1,117,712,635

See the Schedule of Investments for further detail of investment classifications.
(B)
Securities Sold Short – The Fund may engage in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund incurs expense when a security sold short pays a dividend or earns interest.

(C)
Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

10

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D)
Return of capital estimates – Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) are generally comprised of net investment income, capital gains, and return of capital. Certain of the Fund’s investments in Closed-End Funds (“CEFs”) also make distributions comprised of net investment income and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and CEFs based on historical data provided by the REITs and distribution notices provided by CEFs. After each calendar year end, REITs and CEFs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported are reflected in the Funds’ records in the year in which they are reported by adjusting related investment cost basis, capital gains and income, as necessary.

(E)
Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. The Fund intends to distribute all its net investment income including any cash received from its investments in CEFs and REITs, even if a portion may represent a return of capital. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(F)
Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2025, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $21,596,950 or 2.0% of the Fund’s net assets.

(G)	Deposits with Broker – At March 31, 2025, the Fund held the following amounts with Brokers:

Pershing LLC	$96,455
Wells Fargo Securities	75,867
Total	$172,322

(H)	Derivatives – The Fund invests in certain derivative instruments, as detailed below.
Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold

11

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written options held by the Fund as of March 31, 2025.
The Fund purchases call and put options. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid.
Swap Contracts – The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.
As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Changes in the value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.
The average monthly volume of derivatives held by the Fund during the year ended March 31, 2025 is set forth below:

Derivative Type	Unit of Measure	Average Quantity
Purchased Options	Contracts	2,308
Credit Default Swap	Notional Amount	$3,000,000*

*	Credit default swap held for 1 day during the period.

12

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
Derivative Investment Holdings Categorized by Risk Exposure – There were no positions in derivatives as of March 31, 2025. The following table sets forth the Fund’s realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2025:

Amount of Realized Loss on Derivatives
Risk Exposure Category	Swaps
Credit	$(2,257)
Total	$ (2,257)

Change in Unrealized Gain/Loss on Derivatives
Risk Exposure Category	Swap Contracts
Credit	$ —
Total	$—

(i)
Security Transactions and Investment Income – The Fund records security transactions on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Note 3 – Investment Management Agreement and Other Related Party Transactions
The Trust has an agreement with the Advisor to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Advisor will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Expense Cap will remain in effect through at least July 31, 2025. The Fund incurred $8,147,261 for Advisory fees during the year ended March 31, 2025.
The Advisor is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Advisor recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Fund currently has no waiver balance subject to recapture.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2025, the Fund incurred expenses for administration and fund accounting, transfer agent, custody, and compliance fees as detailed on the Statement of Operations.
At March 31, 2025, the Fund had payables for administration and fund accounting, transfer agent, custody, and compliance fees as detailed on the Statement of Assets and Liabilities.

13

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
The Independent Trustees were paid $15,975 for their services during the year ended March 31, 2025. The Fund pays no compensation to the Interested Trustee or officers of the Trust.
Trust-level expenses are allocated across the series of the Trust.
Note 4 – Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of March 31, 2025, UBS Financial Services, Inc. held approximately 27%, in aggregate for the benefit of others, of the outstanding shares of the Fund.
Note 5 – Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the year ended March 31, 2025, were as follows:

	Investments	U.S. Government Obligations
Purchases	$476,945,383	$132,343,540
Sales	$383,611,746	$—

Note 6 – Federal Income Tax Information
At March 31, 2025, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of Investments	$1,127,430,606
Unrealized Appreciation	11,828,432
Unrealized Depreciation	(21,546,403)
Net Unrealized Depreciation	$(9,717,971)
Undistributed Ordinary Income	—
Other Accumulated Losses	(41,411,625)
Total Accumulated Losses	$(51,129,596)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, and basis adjustments on investments in limited partnerships.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2025, there were no permanent differences in book and tax accounting reclassified to capital and accumulated losses.
The tax character of distributions paid during the years ended March 31, 2025 and March 31, 2024 were as follows:

	Year Ended March 31, 2025	Year Ended March 31, 2024
Distributions Paid From:
Ordinary Income	$41,212,232	$33,793,754
Return of Capital	160,631	—
Total Distributions Paid	$41,372,863	$33,793,754

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through

14

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
the end of the fiscal year. Late year ordinary losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund had no late year ordinary losses or post October capital losses as of March 31, 2025.
At March 31, 2025, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$10,948,577	$30,463,048	$41,411,625

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 8 – New Accounting Pronouncement
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. Management has evaluated the impact of adopting ASU 2023-07 with respect to the financial statements and disclosures and determined there is no material impact for the Fund.
Note 9 – Line of Credit
The Fund has access to a $25 million secured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. The line of credit was renewed on December 17, 2024 and will mature, unless renewed, no later than December 16, 2025. During the year ended March 31, 2025, the Fund did not draw on this line of credit.
NOTE 10 – SECURITIES LENDING
The Fund may lend securities in its portfolio to approved brokers, dealers and financial institutions under terms of participation in a securities lending program, which is administered by the U.S. Bank N.A. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 102% of the then current market value of any other loaned securities. The custodian performs marking to market loaned securities and collateral daily. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Funds to the borrower will equal at least 100% of the market value of the loaned securities.
The cash collateral is invested by the U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate

15

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent. Additionally, the Fund is subject to the risk of loss from investments that it makes with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third-party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.
The collateral invested in the Fund, if any, is reflected in the Schedule of Investments and is included in the Statements of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Fund is included on the Statements of Assets and Liabilities as “Payable upon return of securities loaned.” The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable upon demand. The Fund receives compensation in the form of loan fees owed by borrowers and income earned on collateral investments and pays a fee to the U.S. Bank N.A. for administering the securities lending program. The fees and interest income, net of any fees, earned through the securities lending program are reflected as “Securities lending income” in the Statement of Operations.
Management has elected not to offset the value of securities on loan and collateral received. As of March 31, 2025, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities Loaned	Fund Collateral Received*
$42,950,176	$44,660,275

*	The cash collateral received was invested in the First American Government Obligations Fund Class X, with an overnight and continuous maturity, as shown on the Statement of Assets and Liabilities.
Note 11 – Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distribution Per Share
4/29/2025	4/30/2025	$0.03269

Other than what has been disclosed, there were no other significant subsequent events that would require adjustment or disclosure in these financial statements.
Note 12 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
Credit Risk
If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, their issue is likely to decline in value. Changes in the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or may stop making such payments altogether.

16

Bramshill Income Performance Fund
Notes to Financial Statements
March 31, 2025(Continued)
Interest Rate Risk
Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate debt securities) and directly (especially in the case of instruments whose rates are adjustable). When interest rates increase, fixed income securities generally will decline in value and, as a result, an increase in interest rates may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. The Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Financials Sector Risk
Financial services companies are subject to extensive governmental regulation that may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

17

BRAMSHILL INCOME PERFORMANCE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of Bramshill Income Performance Fund and
Board of Trustees of Advisor Managed Portfolios
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bramshill Income Performance Fund, a series of Advisor Managed Portfolios (the “Fund”) as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial highlights for the years ended March 31, 2022, and prior, were audited by other auditors whose report dated May 26, 2022, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more investment companies within the Trust since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 30, 2025

18

Bramshill Income Performance Fund
Additional Information
March 31, 2025 (Unaudited)
Tax Information
For the year ended March 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 6.86%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2025 was 6.06%.
The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.
Approval of Investment Advisory Agreement
At a meeting held on November 20-21, 2024 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of Advisor Managed Portfolios (the “Trust”), including all Trustees who were not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) with Bramshill Investments, LLC (the “Advisor”) for the Bramshill Income Performance Fund (the “Fund”).
In advance of the Meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services provided by the Advisor to the Fund under the Advisory Agreement, including information about the portfolio managers, the resources of the Advisor, and the Fund’s performance and advisory fee. This information formed the primary (but not exclusive) basis for the Board’s determinations. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained with the Advisor. The information prepared specifically for the review of the Advisory Agreement supplemented the information provided to the Trustees throughout the year related to the Advisor and the Fund. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the Board’s review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Advisor; valuation of investments; fund expenses; and overall market and regulatory developments. The Independent Trustees were advised by independent legal counsel during the review process, including meeting in executive sessions with such counsel without representatives from the Advisor present. In connection with their review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.
In considering the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.
•
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees considered the Advisor’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board considered the Advisor’s resources and compliance structure, including information regarding its compliance program, chief compliance officer and compliance record and its disaster recovery/business continuity plan. The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the year the Trustees met with the Advisor to discuss the Fund’s performance, the Advisor’s investment outlook, various marketing and compliance topics, and the Advisor’s risk management process. The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Advisor, the Board considered the Fund’s performance on both an absolute basis and in comparison to its peer groups (a larger group category and a smaller, focused group), based on information provided by an independent consulting firm, and to its

19

Bramshill Income Performance Fund
Additional Information
March 31, 2025 (Unaudited)(Continued)
benchmark index. The Board considered that the Fund outperformed the Bloomberg US Aggregate Bond Index for the one-, three-, and five-year periods ended June 30, 2024. The Board also considered that the Fund outperformed both its peer groups for the one-, three-, and five-year periods ended September 30, 2024.
•
The Trustees reviewed the cost of the Advisor’s services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by its peer groups (a larger group category and a smaller, focused group), based on information provided by an independent consulting firm. The Trustees noted that the advisory fee was below the focused peer group average and was in the fourth quartile of the peer group out of four quartiles (a higher quartile number indicates a lower advisory fee). The Trustees also noted that the Fund’s total expense ratio, both gross and net, was below both the focused peer group averages and the larger peer group averages and was in the fourth quartile of the focused peer group out of four quartiles (a higher quartile number indicates lower expenses). After reviewing the materials that were provided, the Board concluded that the advisory fee was fair and reasonable in light of the services provided.

•
In considering whether economies of scale have been achieved, the Trustees reviewed the Fund’s fee structure and asset level. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•
The Trustees considered the profitability of the Advisor from managing the Fund. In assessing the Advisor’s profitability, the Trustees reviewed the analysis provided by the Advisor and took into account both the direct and indirect benefits to the Advisor from managing the Fund. The Trustees concluded that the Advisor’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Advisor appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Changes in and Disagreements with Accountants for Open-End Investment Companies
There were no changes in or disagreements with accountants during the period covered by this report.
Proxy Disclosure for Open-End Investment Companies
There were no matters submitted to a vote of shareholders during the period covered by this report.
Remuneration Paid to Directors, Officers, and Others for Open-End Investment Companies
See Financial Statements.
Statement Regarding Basis for Approval of Investment Advisory Contract
See Financial Statements.

20

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

See Item 7(a).

Item 9. Proxy Disclosure for Open-End Investment Companies.

See Item 7(a).

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisor Managed Portfolios

By	/s/ Russell B. Simon
Russell B. Simon, President/Principal Executive Officer

Date	6/06/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Russell B. Simon
Russell B. Simon, President/Principal Executive Officer

Date	6/06/2025

By	Eric T. McCormick
Eric T. McCormick, Treasurer/Principal Financial Officer

Date	6/06/2025